                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                           _________________________


                                   FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


                              SEPTEMBER 25, 1997
                              ------------------
                               (Date of Report)

                              IMMUNEX CORPORATION
--------------------------------------------------------------------------------
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

WASHINGTON                                     0-12406           51-0346580
--------------------------------------------------------------------------------
(State or Other Jurisdiction          (Commission File No.)     (IRS Employer
of Incorporation)                                            Identification No.)

               51 UNIVERSITY STREET, SEATTLE, WASHINGTON  98101
--------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)

                                (206) 587-0430
--------------------------------------------------------------------------------
             (Registrant's telephone number, including area code)

ITEM 5.   OTHER EVENTS.

     Immunex Corporation, a Washington corporation ("Immunex"), entered into a Promotion Agreement, dated September 25, 1997 (the "Agreement"), with American Home Products Corporation, a Delaware corporation ("AHP"), acting through its Wyeth-Ayerst Laboratories Division ("Wyeth-Ayerst"). As a result of the Agreement, Wyeth-Ayerst will promote ENBREL(TM) to all appropriate customer segments in the United States and Canada ("North America") for all indications other than oncology. Immunex has reserved the right to promote ENBREL in North America for any oncology indications.

     ENBREL, which was discovered and developed by Immunex, is a TNF receptor that regulates inflammation by blocking the interaction of the proinflammatory cytokine TNF with the cells that respond to its signal. ENBREL is in the final stages of clinical testing for its first potential indication in advanced rheumatoid arthritis.

     Under the terms of this long-term Agreement, Immunex is scheduled to receive up to $100 million from Wyeth-Ayerst in milestone payments for the North American promotion rights. Milestone payments include $15 million upon the signing of the Agreement, $20 million upon the submission to the U.S. Food and Drug Administration (the "FDA") of an acceptable biologics license application for ENBREL for advanced rheumatoid arthritis, $30 million if and when such FDA approval is received, $15 million if and when a disease modification claim is obtained from the FDA, and two separate payments of $10 million each upon achieving certain net sales goals.

     Wyeth-Ayerst has agreed to reimburse Immunex for at least a majority of the development expenses made by or on behalf of Immunex in connection with the filing and approval of new indications for ENBREL in North America, excluding oncology and other rheumatoid arthritis indications, and for a minority of certain patent expenses related to ENBREL, including any patent litigation expenses. Wyeth-Ayerst has agreed to pay the majority of the commercial expenses (meaning marketing expenses and sales force costs) for ENBREL incurred prior to any commercial launch of ENBREL in North America and incurred during the two years following any commercial launch of ENBREL in North America. Thereafter, the parties will share such commercial expenses on an equal basis.

     Pursuant to the Agreement, Immunex may elect at any time to supplement Wyeth-Ayerst's detailing (meaning visits and communications with specified physicians by Wyeth-Ayerst's sales representatives to increase physician prescribing preferences for ENBREL) and promotion of ENBREL in North America with Immunex's own sales force to detail ENBREL for indications promoted by Wyeth-Ayerst. Immunex will pay the majority of its sales force costs for two years commencing on the date, if any, its sales force begins detailing ENBREL, with the parties sharing such sales force costs on an equal basis thereafter.

     Immunex will record all product sales of ENBREL in North America and will pay Wyeth-Ayerst a percentage of the annual gross profits of ENBREL attributable to all indications other than oncology indications on a scale that increases as gross profits increase, with Immunex retaining a majority percentage of the gross profits on an annual basis. Additionally, Immunex will pay Wyeth-Ayerst certain residual royalties based on net sales of ENBREL in the three years following the expiration or termination of Wyeth-Ayerst's detailing and promotion of ENBREL.

     If Wyeth-Ayerst sells or otherwise distributes a product that is directly competitive with ENBREL, as defined in the Agreement, and subject to certain exclusions, Wyeth-Ayerst will give Immunex prior written notice and, upon Immunex's request, the parties will attempt in good faith to either establish mutually acceptable terms pursuant to which Immunex will co-promote such competitive product (or other terms for a commercial relationship, such as a royalty arrangement), or negotiate an adjustment to the gross profits allocated to Wyeth-Ayerst under the Agreement and an adjustment to other applicable terms of the Agreement. If the parties are unable to establish such terms within 90 days of Immunex's request, Immunex may at its option reacquire all marketing rights to ENBREL and terminate the Agreement, subject to Immunex's payments of certain amounts and payment of certain residual royalties to Wyeth-Ayerst. In the event that Wyeth-Ayerst obtains a product that is directly competitive with ENBREL through the acquisition of another company and Immunex reacquires the marketing rights of ENBREL, Wyeth-Ayerst's primary field sales force that had detailed ENBREL in the relevant territory for a specified period may not sell, detail, or otherwise distribute the competitive product for a specified period.

     The Agreement requires the parties to form the ENBREL Management Committee, which initially will be composed of three representatives from Immunex and three representatives from Wyeth-Ayerst. The ENBREL Management Committee will have responsibility for such areas as strategic planning, approval of an annual marketing plan and product pricing.

     Commencing with the effective date of the Agreement, Wyeth-Ayerst will make working capital loans for a portion of the U.S. launch inventory for ENBREL available to Immunex during a specified period, provided that the aggregate principal amount of such working capital loans outstanding at any one time will not exceed $25 million. Immunex may prepay the loans without premium or penalty.

     The Agreement is set forth as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

10.1* Promotion Agreement, dated September 25, 1997, between Immunex and American Home Products Corporation.

----------------------------
* Confidential portions of this exhibit have been omitted and have been filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        IMMUNEX CORPORATION


Dated:  September 30, 1997              By  /s/ Edward V. Fritzky
                                            -------------------------
                                            Edward V. Fritzky
                                            Chairman and
                                            Chief Executive Officer

                                 EXHIBIT INDEX


Exhibit Number                                     Description
--------------                ----------------------------------------------
10.1*                         Promotion Agreement, dated September 25, 1997,
                              between Immunex and American Home Products
                              Corporation.

-------------------------------
* Confidential portions of this exhibit have been omitted and have been filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.